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                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                       AFFILIATED COMPUTER SERVICES, INC.

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Subsidiary                                                                      Jurisdiction of Organization
----------                                                                      ----------------------------
2828 N. Haskell, Inc.                                                                     Texas
ACS Claims Services, Inc.                                                                 Texas
ACS Government Services, Inc.                                                             Texas
ACS Healthcare Services, Inc.                                                             California
ACS National Systems, Inc.                                                                Delaware
ACS Government Solutions Group, Inc.                                                      Maryland
     ACS Defense, Inc.                                                                    Massachusetts
     ASEC International Inc.                                                              Delaware
     Saudi American Systems Engineering Company                                           Saudi Arabia
      ASEC Limited, Inc.                                                                  Delaware
          Harbor Point Apartments, L.P.                                                   Massachusetts
       ASEC Security International                                                        Delaware
       ASEC Systems, Inc.                                                                 Delaware
     Betac International Corporation                                                      Delaware
       Betac Corporation                                                                  Virginia
       Betac Technologies, LTD                                                            Delaware
       Technology Recognition Systems, Inc.                                               Delaware
     Public Systems Corporation                                                           Massachusetts
     CDSI Education Services, Inc.                                                        Maryland
        Guarantec, LLP                                                                    Florida
     CDSI International, Inc.                                                             Delaware
       CDSI Argentina S.A.                                                                Argentina
       CDSI Guatemala S.A.                                                                Guatemala
     CDSI Mortgage Services, Inc.                                                         Maryland
     Computer Data Systems Sales, Inc.                                                    Maryland
       M-GA Fields Road Ltd. Partnership                                                  Maryland
       South Wildewood Partners, LLP                                                      Maryland
ACS Image Solutions, Inc.                                                                 Louisiana
     Intellifile, Inc.                                                                    Nevada
     Employee Benefit Plans, Inc.                                                         Delaware
ACS Retail Solutions, Inc.                                                                Texas
ACS TradeOne Marketing, Inc.                                                              Delaware
     ACS Securities Services, Inc.                                                        Texas
First City Transfer Services, L.P.                                                        Delaware
ACS Communications Industry Services, Inc.                                                Illinois
     Datex Communications Corporation                                                     Canada
ACS Outsourcing Solutions, Inc.                                                           Michigan
     Genix CSI, Inc.                                                                      Michigan
     Affiliated Computer Services, Ltd.                                                   United Kingdom
ACS Desktop Solutions, Inc.                                                               Virginia
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

The Legal Solutions, Inc.                                                                 Pennsylvania
Medianet, Inc.                                                                            Delaware
Micah Technology Services,Inc.                                                            Texas
ACS Shared Services, Inc.                                                                 Texas
     Appalachian Computer Services, LLC                                                   Delaware
ACS Technology Solutions, Inc.                                                            Texas
     Cara Holdings, Inc.                                                                  Delaware
     Cara Corporation                                                                     Illinois
TransFirst, Inc.                                                                          Texas
ACS Business Process Solutions, Inc.                                                      Nevada
     ACS Data Entry                                                                       Delaware
     ACS Business Process Solutions de Mexico                                             Mexico
     ACS Business Process Solutions Guatemala S.A.                                        Guatemala
     ACS Business Process Solutions, S.L.R.L.                                             France
ACS Merchant Services, Inc.                                                               Delaware
Integrated Delivery Technologies, Inc.                                                    New York
Harbor Point Apartments, LP                                                               Massachusetts
ACS Lending, Inc.                                                                         Delaware
ACS BRC Holdings, Inc.                                                                    Delaware
     Clinisys, Inc.                                                                       Texas
     BRC Technology Services, Inc.                                                        Delaware
     Coding Systems, Inc.                                                                 Delaware
     Logan Services, Inc.                                                                 Delaware
     ACS Enterprise Solutions, Inc.                                                       Delaware
           Tenacity Manufacturing, Inc.                                                   Delaware
     The Pace Group                                                                       Texas
           MIDS, Inc.                                                                     Arizona
           Pace Services Group                                                            Texas
     ACS Healthcare, Inc.                                                                 Oregon
           Latron Holdings                                                                Oregon
           Latron Computer Systems, Inc.                                                  New Jersey
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